UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 8, 2025
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OWLET, INC.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2940 West Maple Loop Drive Suite 203 Lehi, Utah	84048
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;                 Compensatory Arrangements of Certain Officers.

On October 8, 2025, Owlet, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved Amendment No. 2 (the “Amendment”) to the Company’s 2021 Incentive Award Plan, as amended (the “2021 Plan” and, as further amended by the Amendment, the “Amended Plan”) to increase the number of shares of Class A common stock, par value $0.0001 per share, of the Company (the “Common Stock”) available for issuance under the 2021 Plan by an additional 375,000 shares, subject to the annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031, as calculated and originally prescribed by the 2021 Plan. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (as amended, the “Charter”). The Charter Amendment amends the Charter by adding a new Article X to provide for the exculpation of officers of the Company to the extent permitted by the General Corporation Law of the State of Delaware. A description of the Charter Amendment is included in the section titled “Proposal 4 — Approval of an Amendment to Our Certificate of Incorporation to Provide for Officer Exculpation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 10, 2025, which description is incorporated herein by reference.

On October 10, 2025, the Company filed a Certificate of Amendment to the Charter (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which became effective upon filing.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the close of business on August 25, 2025, the record date for the Annual Meeting, there were 17,075,586 shares of Class A common stock (“Common Stock”) issued and outstanding and entitled to vote, 11,479 shares of Series A Preferred Stock issued and outstanding, representing 1,673,320 shares in voting power entitled to vote, and 9,250 shares of Series B Preferred Stock issued and outstanding, representing 1,199,348 shares in voting power entitled to vote. Each share of Common Stock entitles its holder to one vote, and each share of Series A Preferred Stock and Series B Preferred Stock entitles its holder to a number of votes equal to the whole number of shares of Common Stock into which a share of Series A Preferred Stock and Series B Preferred Stock, respectively, can be converted.

The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting, each of which was described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on September 10, 2025, as certified by the Company’s inspector of election, are set forth below.

Proposal No. 1 - Election of Directors

The stockholders elected each of the three nominees for Class I director to serve on the Company’s Board of Directors until the 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Voting results for the nominees were as follows:

Nominee	For	Withhold	Broker Non-Votes
Zane M. Burke	10,561,596	1,901,294	2,930,948
John C. Kim	10,469,812	1,993,078	2,930,948
Melissa A. Gonzales	10,635,980	1,826,910	2,930,948

Proposal No. 2 - Approval of an Amendment to the Company’s 2021 Plan

The stockholders approved the Amendment to the 2021 Plan to increase the number of Common Stock reserved for issuance under the 2021 Plan. The voting results for this proposal were as follows:

Holders of Series A Preferred Stock voting as a separate class

For	Against	Abstentions	Broker Non-Votes
1,408,014	0	0	—

Holders of Series B Preferred Stock voting as a separate class

For	Against	Abstentions	Broker Non-Votes
1,160,968	0	0	—

Holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a single class

For	Against	Abstentions	Broker Non-Votes
10,071,090	2,375,086	16,714	2,930,948

Proposal No. 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
14,959,046	433,553	1,239	—

Proposal No. 4 – Approval of an Amendment to the Company’s Charter

The stockholders approved the amendment to the Company’s Charter to provide for the exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
12,311,046	140,759	11,085	2,930,948

Proposal No. 5 – Approval of the Issuance of Shares of Common Stock

The stockholders approved, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of the Exchange Shares, as defined below, in the Exchanges, as defined below. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
12,421,744	34,998	6,148	2,930,948

Proposal No. 6 – Approval of the Adjournment of the Annual Meeting

The stockholders approved an adjournment of the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 2, 4 and/or 5.

Adjournment of the Annual Meeting was deemed not necessary because there was a quorum present and there were sufficient proxies at the time of the Annual Meeting to approve Proposals 2, 4 and 5. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
9,976,253	2,326,769	159,868	2,930,948
Item 8.01. Other Events.

As previously reported, the Company and certain holders (the “Holders”) of the Company’s (i) warrants to purchase shares of Common Stock, that were initially issued in February 2023 with the Company’s issuance and sale of Series A Convertible Preferred Stock (as amended, and collectively, the “Series A Warrants”), and/or (ii) warrants to purchase shares of Common Stock that were initially issued in February 2024 with the Company’s issuance and sale of Series B Convertible Preferred Stock (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) entered into an Exchange Agreement (the “Exchange Agreement”). Pursuant to the Exchange Agreement, the Holders agreed, severally and not jointly, to exchange with the Company their Series A Warrants relating to an aggregate of 7,215,737 shares of Common Stock and, if applicable, their Series B Warrants relating to an aggregate of 1,799,021 shares of Common Stock, for an aggregate of 5,426,429 newly issued shares (collectively, the “Exchange Shares”) of Common Stock (collectively, the “Exchanges”). The Exchanges were subject to stockholder approval, which the Company obtained at the Annual Meeting. The Company consummated the Exchanges and the issuance of the Exchange Shares on October 10, 2025.

As of October 10, 2025, after giving effect to the Exchanges, the Company had 22,788,420 shares of Common Stock outstanding.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Owlet’s Second Amended and Restated Certificate of Incorporation, as amended

10.1
Amendment No.2 to the Owlet, Inc. 2021 Incentive Award Plan, as amended. (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on DEF 14A filed with the Securities Exchange Commission on September 10, 2025)

104	Cover Page Interactive Data file (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: October 14, 2025	By:	/s/ Amanda Crawford
	Name:	Amanda Crawford
	Title:	Chief Financial Officer